UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008 (September 25, 2008)

Nyer Medical Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-20175	01-0469607
(Commission File Number)	(IRS Employer Identification No.)

1292 Hammond Street, Bangor, Maine	04401
(Address of Principal Executive Offices)	(Zip Code)

(207) 942-5273
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐  Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.  Entry into a Material Definitive Agreement.
Item 2.01.  Completion of Acquisition or Disposition of Assets.

Effective September 25, 2008, Nyer Medical Group, Inc. (the “Company”) agreed to sell certain assets and liabilities of its remaining medical subsidiary, ADCO Surgical Supply, Inc. (“ADCO”), to the Company’s former subsidiary, ADCO South Medical Supplies, Inc. (“ADCO South”), as purchaser, and Anand Patel, as guarantor.  ADCO sold the inventory, accounts receivable, accounts payable, accrued liabilities of $22,238, and fixed and intangible assets, with the exception of a building and real estate located at 1292 Hammond Street, Bangor, Maine, to ADCO South for aggregate cash consideration of $50,000 and a promissory note of $50,000.  ADCO is leasing the building to ADCO South and ADCO South has an option to purchase the building and real estate for an aggregate of $1,100,000.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, the Company elected not to renew Ms. Karen L. Wright’s employment agreement on March 31, 2008 and amended her employment agreement to terminate her positions as Chief Financial Officer, Vice President-Finance, Treasurer and Secretary with the Company as of September 30, 2008.  On October 1, 2008, the Company orally agreed with Ms. Wright to have her remain as the Company’s Chief Financial Officer, Vice President-Finance, Treasurer and Secretary from October 1, 2008 through October 31, 2008.  As compensation for this additional employment, the Company will pay Ms. Wright $9,167.

Ms. Wright, age 46, has been the Company’s Treasurer and Vice President of Finance since 1991. She has been the Company’s Chief Financial Officer since January 1997.  She has been Secretary since June 2007.  She was the President of the Company and its subsidiaries, with the exception of D.A.W., Inc., from September 2004 to February 2008.  She was one of the Company’s directors from November 2004 to February 2008 and from April 1997 to September 2001.  She was the Company’s Vice President of Operations from October 2001 to February 2008.  She was the Company’s Assistant Secretary from January 1997 to June 2007.  She was a director of D.A.W., Inc. from November 2005 to February 2008.  She was a director of Nyle International Corp., which was formerly the Company’s largest shareholder, from 1998 until October 2004.  From 1985 through 1987, Ms. Wright was ADCO’s Assistant Comptroller, from 1987 through the present time, Ms. Wright has been ADCO’s Comptroller and Treasurer.  She has been the President of ADCO from September 2004 to present.  Ms. Wright received her Bachelors of Science degree in Accounting from Husson College, Bangor, Maine in 1985

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

10.1	Purchase Agreement among ADCO Surgical Supply, Inc., ADCO South Medical Supplies, Inc. and Anand Patel entered into on September 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nyer Medical Group, Inc.

Date: October 1, 2008	By: /s/ Mark Dumouchel
Mark Dumouchel
Chief Executive Officer